EXHIBIT 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 (the “Report”) of Watchtower, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Yisroel Guttfreund, the President and Chief Executive Officer, Chairman, and Director of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 12, 2007

Signature:	/s/ Yisroel Guttfreund
Name:	Yisroel Guttfreund
Title:	President and Chief Executive Officer, Chairman, and Director
(Principal Executive, Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.